rydex VARIABLE TRUST

JAPAN 1.25x STRATEGY FUND

Supplement dated March 2, 2009 to the

Prospectus and Statement of Additional Information

Dated May 1, 2008, and all supplements thereto

This supplement provides new and additional information beyond that contained in the Rydex Variable Trust Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) listed above and should be read in conjunction with the Prospectus and SAI.

The following changes to the Japan 1.25x Strategy Fund (the “Fund”) will be made effective May 1, 2009:  (i) a name change from the “Japan 1.25x Strategy Fund” to the “Japan 2x Strategy Fund”; (ii) a change in benchmark from the Topix 100 Index to the Nikkei 225 Stock Average; (iii) a revised principal investment strategy; and (iv) a decrease in the investment advisory fee from 0.90% to 0.75%.

I.                                       Fund Name Change

Effective May 1, 2009, the name of the Fund will be changed to the Japan 2x Strategy Fund.  Therefore, effective May 1, 2009, all references in the Prospectus and SAI to the “Japan 1.25x Strategy Fund” are replaced with the “Japan 2x Strategy Fund.”

II.                                   Benchmark Change

Effective May 1, 2009, the benchmark for the Fund will be changed from the Topix 100 Index to the Nikkei 225 Stock Average.  Therefore, effective May 1, 2009, all references in the Prospectus and SAI to the Topix 100 Index are replaced with Nikkei 225 Stock Average.

The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange.  Because the Nikkei 225 Stock Average is expected to represent the performance of stocks on the First Section — and by extension the market in general — the mix of components is rebalanced from time to time to assure that all issues in the index are both highly liquid and representative of Japan’s industrial structure.  As of December 31, 2008, the Nikkei 225 Stock Average included companies with capitalizations ranging from $190 million to $109 billion.

Nikkei Inc. (“Nikkei”) does not sponsor, endorse, sell or promote any Rydex Fund and makes no representation or warranty, implied or express, to the investors in the Fund, or any members of the public, regarding:

•                                          The advisability of investing in index funds;

•                                          The ability of any index to track stock market performance;

•                                          The accuracy and/or the completeness of the aforementioned index or any data included therein;

•                                          The results to be obtained by the Fund, the investors in the Fund, or any person or entity from the use of the index or data included therein; and

•                                          The merchantability or fitness for a particular purpose for use with respect to the index or any data included therein.

Further, Nikkei does not:

•                                          Recommend that any person invest in the Fund or any other securities;

•                                          Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund;

•                                          Have any responsibility or liability for the administration, management or marketing of the Fund;

•                                          Consider the needs of the Fund or the investors in the Fund in determining, composing or calculating the index or has any obligation to do so;

•                                          Have any liability in connection with the Fund or for any errors, omissions or interruptions in connection with the index or the related data; or

•                                          Have any liability for any lost profits or indirect punitive, special or consequential damages or losses, even if Nikkei knows that they might occur.

III.                               Principal Investment Strategy Change

A.                                    Under the heading “Japan 1.25x Strategy Fund” in the Prospectus, effective May 1, 2009 the first two sections have been deleted and replaced with the following:

FUND OBJECTIVE

The Japan 2x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark.  The Fund’s current benchmark is 200% of the fair value of the Nikkei 225 Stock Average (the “underlying index”).The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund’s shares will tend to increase by 200% of the fair value of the underlying index during times when the performance of the underlying index is increasing.  When the fair value of the Fund’s underlying index decreases, the value of the Fund’s shares should also decrease by 200% of the fair value of the decrease in the underlying index (e.g., if the fair value of the underlying index goes down by 5%, the value of the Fund’s shares should go down by 10%). Due to the use of fair valuation, which is explained in more detail under “Calculating NAV,” the value of the Fund’s shares may increase by more or less than 200% of the reported value of the underlying index on any given day. For more information about the effects of leverage, please see “Understanding Compounding and the Effect of Leverage” in the Prospectus.

PRINCIPAL INVESTMENT STRATEGY

The Japan 2x Strategy Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the Nikkei 225 Stock Average and leveraged derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices.  Equity index swaps, and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund’s exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index.  Under normal circumstances, the fund will invest at least 80% of its net assets in securities of companies in its underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.  This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions.  The Fund also may invest in exchange-traded funds and American Depositary

Receipts to gain exposure to the underlying index.  For more information about the effects of leverage, please see “Understanding Compounding and the Effect of Leverage.”

B.                                  As a result of the change to the Fund’s principal investment strategy described above, effective May 1, 2009, the following risks, which are more fully described in the Prospectus, will be added under the heading “Principal Risks:”

•                  Large-Capitalization Securities Risk

•                  Mid-Capitalization Securities Risk

•                  Small-Capitalization Securities Risk

•                  Status as a Regulated Investment Company Risk

IV.                              Investment Advisory Fee Change

Effective May 1, 2009, the investment advisory fee charged by the Fund’s investment adviser will decrease from 0.90% of the Fund’s average daily net assets to 0.75% of the Fund’s average daily net assets.

The name, benchmark, principal investment strategy, and advisory fee changes do not in any way affect the investment objectives of the Fund, which remain unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

VTJPN-SUP1